UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2008

Banks.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-33074	59-3234205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Kearny Street, Suite 550

San Francisco, CA 94108

(Address of Principal Executive Offices, including Zip Code)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 17, 2008, Banks.com, Inc. (the “Company”) filed with the Securities and Exchange Commission its Definitive Proxy Statement and a Notice Regarding the Availability of Proxy Materials (the “Notice”). Both the Notice contained in the Definitive Proxy Statement and the Notice filed as additional definitive proxy soliciting material (on April 17 and April 18) indicate that the Company’s proxy materials, including the Notice of the 2008 Annual Meeting of Shareholders, the Company’s 2008 Proxy Statement, the Company’s Annual Report to Shareholders for the year ended December 31, 2007, and the Proxy Card, are available at http://www.banks.com/site/banks/html/corp/investor/. The inclusion of the Notice in the Definitive Proxy Statement and the separate filing of the Notice were inadvertent, and, as the Company, a smaller reporting company, is not required to comply with Rule 14a-16 governing the internet availability of proxy materials, the Company has decided not to make its proxy materials available at http://www.banks.com/site/banks/html/corp/investor/. The Company’s proxy materials (other than the Notice) have been mailed to its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banks.com, Inc.

Date: April 18, 2008	By:	/s/ Gary W. Bogatay, Jr.
	Name:	Gary W. Bogatay, Jr.
	Title:	Chief Financial Officer (Principal
Financial and Accounting Officer)